Prospectus Supplement	May 1, 2008

PUTNAM VT EQUITY INCOME FUND Prospectus dated April 30, 2008

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Bartlett Geer (Portfolio Leader) and Noah Rumpf (Portfolio Member).

Positions held by Mr. Geer over the past five years are set forth in the prospectus.

Mr. Rumpf joined the portfolio team for the fund in April 2008. Since March 2006, he has been employed by Putnam Management as a Quantitative Analyst. Prior to March 2006, he was employed by MFS Investment Management as a Quantitative Research Analyst.

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